Exhibit 99.1


DW
LISTED
NYSE
DREW
DREW INDUSTRIES INCORPORATED
DW
LISTED
NYSE
DREW
DECEMBER
11
THURSDAY
2003
DW
LISTED
NYSE

A Leading National Supplier of a Wide Variety of Components for RVs and Manufactured Homes

Forward-Looking Statements

- This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's common stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933.

- Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses and income, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors as identified in this presentation and in our Form 10-K for the year ended December 31, 2008, and in our subsequent Form 10-Qs filed with the SEC.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to the matters identified in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes and RVs, the disposition into the market by FEMA, by sale or otherwise, of RVs or manufactured homes purchased by FEMA in connection with natural disasters, changes in zoning regulations for manufactured homes, continuing sales decline in the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may continue to affect the retail sale of recreational vehicles and manufactured homes.

About Drew Industries

A leading national manufacturer of quality components for Recreational Vehicles (RV) and Manufactured Homes (MH)











Financial Performance

Sales and EBITDA (in millions)


RV Segment sales
MH Segment sales
EBITDA(1)
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
$511
$422
108
171
220
348
448
509
492
368
296
147
154
134
183
221
220
177
143
126
2001
2002
2003
2004
2005
2006
2007
2008
LTM 3/09

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 35).

Drew's Companies

◎ Kinro, Inc. - Acquired 1980

- Aluminum windows for RVs
- Doors for RVs and MHs
- Aluminum and vinyl windows and screens for MHs
- Bath and shower units, and sinks for MHs and RVs
- Thermoformed exterior panels for RVs

◎ Lippert Components, Inc. - Acquired 1997

- Chassis and chassis parts for RVs and MHs
- RV slide-out mechanisms and solutions
- Manual, electric, and hydraulic stabilizer and lifting systems for RVs
- Entry and baggage doors for RVs
- Axles and suspension systems
- Toy hauler RV ramp doors
- Furniture and mattresses for RVs
- Entry steps for RVs
- Specialty trailers for boats, personal watercraft and hauling equipment

Drew's Management Team

INNOVATIVE & EXPERIENCED MANAGEMENT

Highly respected and experienced management:

DREW

- **Leigh J. Abrams, Chairman 35+ years**
- **Fredric M. Zinn, President and CEO 25+ years**



Leigh Abrams



Fredric Zinn

LIPPERT - KINRO

Jason D. Lippert, CEO, President and Chairman of Lippert and Kinro 13+ years



Jason Lippert

Drew's Segments – LTM 3/2009

Revenues - $422 million



MH = $126 million
30%
RV = $296 million
70%
90+% for towable RVs



Segment Operating Profit - $16 million



MH = $6 million
40%
RV = $10 million
60%



Drew's Products

Sales - $422 million
12 Months Ended March 31, 2009


41% RV Chassis, Slide-outs and Other Chassis Parts: $175 million
MH Windows and Screens: $56 million 13%
12% MH Chassis and Chassis Parts: $50 million
MH and RV Bath Products: $18 million 4%
Specialty Trailers: $11 million 3%
7% RV and MH Axles and Tires: $29 million
15% RV Windows and Doors: $63 million
4% Furniture Products: $17 million
Other: $3 million 1%

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 28 production facilities (approximately 2.5 million sq. ft.), make us a key partner with our customers, including:

RV

- Forest River (owned by Berkshire Hathaway – largest customer)
- Heartland Recreational Vehicles, LLC (privately owned)
- Jayco/Starcraft (privately owned)
- Skyline (NYSE: SKY)
- Thor (NYSE: THO) – 2nd largest customer

MH

- Champion (NYSE: CHB)
- Clayton (owned by Berkshire Hathaway – largest customer)
- Palm Harbor (Nasdaq: PHHM)
- Skyline (NYSE: SKY)

Other than Thor and Berkshire Hathaway, no customer represents more than 10% of consolidated net sales.

Business Strategy

◎ Increase sales and profitability through

- Market share growth
- New product introductions
- Strategic acquisitions
- Operational efficiencies

◎ This strategy accomplished through

- Outstanding customer service
- Motivating management through strong profit incentives
- Low cost manufacturing:
  - Optimizing production efficiencies through state-of-the-art manufacturing technology and stringent cost controls
  - Facility consolidations and fixed cost reductions
- R & D efforts
- Disciplined and patient acquirer

Content Per Vehicle - RV

Peak potential is $3,500 to $3,800 per RV
90+% of RV Segment sales are for Towable RVs


2001-2008 CAGR = 21%
$419
$550
$684
$907
$1,048
$1,212
$1,326
$1,574 (1)
$1,596 (1)
2001
2002
2003
2004
2005
2006
2007
2008
LTM 3/09

Operating profit margin	8.7%	10.0%	11.6%	9.8%	9.7%	8.6%	12.8%	7.8%	3.3%

(1) *Includes historical sales for acquisitions assuming the acquisition was made at the beginning of the period.*

See Page 17 for Industry Information

Content Per Home - MH

Peak potential is $3,600 to $4,000 per home



2001-2008 CAGR = 12%
$763
$916
$1,021
$1,457
$1,507
$1,784
$1,754
$1,652
$1,653
2001
2002
2003
2004
2005
2006
2007
2008
LTM 3/09

	2001	2002	2003	2004	2005	2006	2007	2008	LTM 3/09
Operating Profit margin	**10.8%**	**10.9%**	**10.8%**	**10.5%**	**10.6%**	**9.1%**	**8.5%**	**7.7%**	**5.1%**

See Page 21 for Industry Information

Acquisitions and Product Line Extension

- Drew is a **disciplined** and **patient** acquirer
- Replace competitors and other suppliers which have ceased operations by acquiring their assets
- Complimentary to our core RV (including specialty trailers) and MH markets
- Seek products or technologies that we can expand through our nationwide customer base and factory network
- Become a more extensive supplier to our customers

New Product Introductions


ACQUIRE LIPPERT COMPONENTS:
Primarily steel chassis
Expand into steel chassis for towable RVs
Introduce RV slide out mechanisms
ACQUIRE BETTER BATH:
Adding thermo-formed products
Began Production of axles for towable RVs
Introduced RV suspension products
ACQUIRE HAPPIJAC:
Adding patented bed lifts for RVs
ACQUIRE COACH STEP:
Adding electric steps for motor homes
ACQUIRE EXTREME ENGINEERING
expanding specialty
Began production of entry doors for RVs
ACQUIRE SEATING TECHNOLOGY:
Adding furniture
1997
2000
2001
2004
2006
2007
2008

Investments



- Kinro and Lippert have extensive R&D departments
- Since January 1998
  - Invested nearly $156 million in plant and equipment
  - Invested nearly $162 million for acquisitions
  - Invested $28 million for stock repurchases at an average price of $5.85 per share through March 31, 2009

RV Market

TOWABLE RVS (90+% of Drew's RV Segment revenues)



Travel trailer



Fifth wheel travel trailer



Travel trailer with expandable ends



Sport utility RV "Toy Hauler"



Folding camping trailer



Truck camper

- 88% of industry 2008 unit sales
- 47% of 2007 wholesale dollar sales, or $5.5 billion
- Retail cost $4,000 to $100,000 per unit. Average about $20,000

MOTORHOMES (3% of Drew's RV Segment revenues)



Type A Motorhome



Type B Motorhome



Type C Motorhome

- 12% of industry 2008 unit sales
- 53% of 2007 wholesale dollar sales, or $6.1 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $100,000

RVs - Industry Wholesale Shipments

90+% of Drew's RV product sales are for Travel Trailers and 5th Wheel RVs


Industry Units
(Units in thousands, Sales in millions)
Drew Sales
Travel Trailers & 5th Wheel
Other Towables
Motorhomes
Drew's RV Sales
500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
293
321
300
257
311
321
370
384
391
353
237
130
155
178
177
157
196
214
254
281
293
262
185
105
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009 Proj.

Excludes emergency living units purchased by FEMA in 2005 and 2006. Projection for 2009 is the latest published by the RVIA.

Economic and Market Conditions

- Recession has had a severe impact on retail and wholesale sales of RVs and manufactured homes
- Exacerbated by extremely tight credit markets and a weak real estate market

- Government programs designed to help
  - Term Asset-Backed Securities Loan Facility (TALF) to include dealer financing
  - $8,000 tax credit for new home buyers
  - Small Business Administration to include RV Dealers

- **Our response to current conditions:**
  - **Maintain a strong balance sheet with minimal debt and favorable cash flow**
  - **Continue to gain market share and expand product line at minimal cost**
  - **Reduce costs and maximize efficiencies**
  - **Motivate management**

Trends In RV Market

STRONG LONG-TERM GROWTH PROSPECTS

- Positive Demographic Trends
  - Americans 50 and over are a prime market for RVs
  - According to March 2004 census projections, there are expected to be 20 million more people over 50 by 2014



- Industry Advertising Campaign
  - Target Market 25 and over
- Airport security hassles and high airline ticket prices increase RV travel use

How RVs Are Used

- Shift in U.S. culture toward more RV-related activities
  - College and NFL football games
  - NASCAR events
- More economical family vacations
  - Typical RV family vacation up to 74% less expensive



- Many RVs are "parked" over the long-term as second homes

MH – Industry Production


Industry Units
(Units in thousands, Dollars in millions)
Drew Sales
Multi-Sections
Single-Section
Drew's MH Sales
400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
373
349
251
193
168
131
131
147
117
96
82
144
123
75
49
37
27
34
52
33
31
30
61%
65%
70%
75 %
78%
80%
74%
64%
72%
68%
63%
229
226
176
144
131
104
97
95
84
65
52
$196
$191
$152
$147
$154
$134
$183
$221
$220
$177
$142

Manufactured Housing (MH) Market

STRONG LONG-TERM GROWTH PROSPECTS



- Cost per sq. ft. is $41 for MH vs. $93 for site-built homes
- Average retail price of $65,100 for a 1,595 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety
- Studies have shown that MHs built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production was down 78% from 1998 to 2008.

MH: Other Favorable Factors

STRONG LONG-TERM GROWTH PROSPECTS

- Affordability and quality
- Baby Boomers retiring in increasing numbers
- Dealer and manufacturer inventory levels are reasonable
- Favorable HUD code revisions
- Improved industry image
  - Advertising campaign may begin in 2009



MH: Industry Financing Trends

STRONG LONG-TERM GROWTH PROSPECTS

- Improved lending practices
- The American Recovery Act of 2009 authorizes a tax credit of up to $8,000 for qualified first time home buyers
- Recently passed legislation increased FHA insured chattel loan limits (home only) on manufactured homes from $48,600 to $69,678
- Pressure on Fannie Mae/Freddie Mac to support MH loans
- Conventional financing more common than chattel; improves collateral
- Subprime market woes could help MH

Financial Performance

- Stock Price History
  - Drew has 22 million shares outstanding and a market capitalization of approximately $300 million as of May 1, 2009



50
40
30
20
10
0
$3
$5
$8
$14
$18
$28
$26
$44
$27
$12
$14
2000
2001
2002
2003
2004
2005
2006
10/5/07
2007
2008
5/1/09

(December 31 unless noted)

During 2008, Drew repurchased 447,400 shares of its common stock at an aggregate of $8.3 million, or an average price of $18.58 per share

Operating Results

Year Ended December 31, (except as noted)

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2006	2007	Adjusted 2008	Adjusted 2008 vs 2007	Adjusted LTM 3/31/2009
Net Sales[1]	$729	$669	$511	-24%	$422
Operating Profit[2]	$55.3	$66.0	$28.0	-58%	$1.7
% of Sales	7.6%	9.9%	5.5%		0.4%
Net Income[2]	$31.0	$39.8	$16.6	-58%	$0.2
Diluted EPS[2]	$1.42	$1.80	$0.76	-58%	$0.01
EBITDA[3]	$71.0	$83.5	$42.5	-49%	$17.2

(1) *Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.*

(2) *Adjusted 2008 and LTM 2009 excludes goodwill impairment and executive retirement charges (see page 36).*

(3) *EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 35).*

Results By Segment

FINANCIAL PERFORMANCE

($ In millions)	12/31/06	12/31/07	12/31/08	2008 vs 2007	LTM 3/31/09
Net sales[1]					
RV Segment	$ 508.8	$491.8	$368.1	-25%	$296.4
MH Segment	$ 220.4	$176.8	$142.4	-19%	$126.0
Operating Profit					
RV Segment	$ 43.6	$ 63.1	$ 28.7	-55%	$9.8
MH Segment	$ 20.1	$ 15.1	$ 11.0	-27%	$6.5
Operating Profit as a Percentage of Net sales					
RV Segment	8.6%	12.8%	7.8%		3.3%
MH Segment	9.1%	8.5%	7.7%		5.1%

(1) Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

See page 37 for a reconciliation to consolidated results.

Operating Results

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2008	Adjusted 2009[(1)]	
Sales	$159.1	$ 71.0	-55%
Operating Profit	$ 15.0	$ (11.2)	-175%
% of Sales	9.4%	-15.8%	
Net Income	$ 9.1	$ (7.3)	-180%
Diluted EPS	$ 0.41	$ (0.34)	-184%

(1) Excludes goodwill impairment charge (see page 37).

Results By Segment

Three Months Ended March 31,

FINANCIAL PERFORMANCE

($ in millions)	2008	2009	
Net sales			
RV Segment[1]	$124.0	$ 52.3	-58%
MH Segment[1]	$ 35.2	$ 18.7	-47%
Operating Profit			
RV Segment	$ 14.3	$ (4.7)	-133%
MH Segment	$ 2.5	$ (2.0)	-181%
Operating Profit as a Percentage of Net Sales			
RV Segment	11.5%	-8.9%	
MH Segment	7.1%	-10.8%	

(1) Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

See Press Release dated May 4, 2009 for a reconciliation to consolidated results.

Balance Sheet

FINANCIAL PERFORMANCE

($ in millions)	12/31/06	12/31/07	12/31/08	3/31/09
Total assets	$311	$346	$311	$275
Total debt	$ 56	$ 27	$ 9	$ 6
Invested cash	$ 3	$ 53	$ 4	$ -
Stockholders' equity	$205	$252	$259	$224
RATIOS				
Days sales in accounts receivable[1]	16 days	15 days	15 days	20 days
Inventory turns[2]	5.6 turns	6.3 turns	4.1 turns	3.6 turns

1) *Days sales in accounts receivable is the most recent month's net sales divided by accounts receivable, net, at the end of the period.*
2) *Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.*

Financial Strength

FINANCIAL PERFORMANCE

	12/31/06	12/31/07	12/31/08[2]	3/31/09[3]
Return on Equity	16%	17%	6%	-1%
Return on Assets	9%	12%	4%	0%
Total Debt to Equity	0.3	0.1	0.0	0.0
Total Debt to EBITDA[1]	0.8	0.3	0.2	0.4

(1) EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 35).
(2) Excludes a goodwill impairment charge of $5.5 million ($3 million after tax).
(3) Excludes a goodwill impairment charge of $50.5 million ($36 million after tax).

Peer comparison

FINANCIAL PERFORMANCE

	Trailing P/E	Forward P/E	ROA	ROE
Drew (DW)	**26.7**	**19.5**	**6%**	**5%**
Champion (CHB)	N/A	N/A	(1%)	(107%)
Patrick (PATK)	N/A	N/A	(2%)	(8%)
Spartan (SPAR)	6.4	16.1	16%	29%
Thor (THO)	51.3	56.3	3%	3%
Winnebago (WGO)	N/A	66.0	(11%)	(17%)

Source: Capital IQ, May 1, 2009, data obtained from Yahoo! Finance, which is provided by Thomson Financial and is based on fiscal 2009 analyst projections.

Analyst Coverage

Avondale Partners, LLC

CJS Securities
Torin Eastburn – (914) 287-7600

Janney Montgomery Scott LLC
John T. G. Rogers – (202) 955-4316

Sidoti & Company, LLC
Scott Stember – (212) 453-7017

Thompson Research Group
Kathryn Thompson – (615) 414-0321

Thank you!

For more information contact:

Fredric M. Zinn
President and CEO
914-428-9098
fred@drewindustries.com

Joseph S. Giordano III
Chief Financial Officer
914-428-9098
joe@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007	2008	LTM 3/31/09
Operating Profit	$20.3	$29.2	$34.3	$44.0	$57.7	$55.3	$66.0	$19.9	$(51.3)
Depreciation & Amortization	$8.4	$7.3	$7.8	$9.3	$12.0	$15.7	$17.6	$17.1	$18.1
Goodwill Impairment	$-	$-	$-	$-	$-	$-	$-	$5.5	$50.5
EBITDA	$28.7	$36.5	$42.1	$53.3	$69.7	$71.0	$83.5	$42.5	$17.2
Capital Expenditures	$8.2	$10.5	$5.1	$27.1	$26.1	$22.3	$8.8	$4.2	$3.5

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Year Ended 12/31/08			LTM Ended 3/31/09		
	Actual	Adjust (1)	Adjusted	Actual	Adjust (2)	Adjusted
Sales	$510.5	-	$510.5	$422.4	-	$422.4
Operating Profit	$19.9	$8.1	$28.0	$(51.3)	$53.0	$1.7
% of Sales	3.9%		5.5%	-12.2%		0.4%
Net Income	$11.7	$4.9	$16.6	$(34.1)	$34.3	$0.2
Diluted EPS	$0.53	$0.23	$0.76	$(1.57)	$1.58	$0.01

(1) Includes goodwill impairment of $5.3 million after direct impact on incentive compensation and executive retirement charges of $2.7 million.

(2) Includes goodwill impairment of $50.4 million after direct impact on incentive compensation and executive retirement charges of $2.7 million.

Reconciliation of Adjusted Results to Actual

FINANCIAL PERFORMANCE

($ in millions)	Quarter Ended 3/31/08	Quarter Ended 3/31/09		
	Actual	Actual	Adjust (1)	Adjusted
Sales	$159.1	$71.0	-	$71.0
OperatingProfit	$15.0	$(56.2)	$45.0	$(11.2)
% of Sales	9.4%	-79.2%		-15.8%
Net Income	$9.1	$(36.7)	$29.4	$(7.3)
Diluted EPS	$0.41	$(1.70)	$1.36	$(0.34)

(1) Includes goodwill impairment of $45.0 million.

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended			
	12/31/06	12/31/07	12/31/08	3/31/09
Net Sales:				
RV Segment	$ 508.8	$ 491.8	$ 368.1	$ 296.4
MH Segment	220.4	176.8	142.4	126.0
Total Net Sales	$ 729.2	$ 668.6	$ 510.5	$ 422.4
Operating Profit:				
RV Segment	$ 43.6	$ 63.1	$ 28.7	$ 9.8
MH Segment	20.1	15.1	11.0	6.5
Total Segment Operating Profit	63.7	78.2	39.7	16.3
Amortization of intangibles	(2.5)	(4.2)	(5.1)	(5.4)
Corporate	(7.7)	(7.6)	(7.2)	(6.8)
Goodwill Impairment	-	-	(5.5)	(50.5)
Other non-segment items(1)	1.8	(0.4)	(2.0)	(4.9)
Total Operating Profit	$ 55.3	$ 66.0	$ 19.9	$ (51.3)

(1) Other non-segment items for the twelve months ended 12/31/08 include a $2.7 million charge for executive retirement.